UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): September 28, 2005


                             Mid Penn Bancorp, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                   1-13677                           25-1666413
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(State or other              (Commission                         (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)

349 Union Street, Millersburg, Pennsylvania                             17061
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(Address of principal executive offices)                              (Zip Code)

                                 (717).692.2133
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                             MID PENN BANCORP, INC.
                           CURRENT REPORT ON FORM 8-K

ITEM. 8.01 OTHER EVENTS

On September 28, 2005, the Board of Directors of Mid Penn Bancorp, Inc. ("Corporation") voted to authorize the Corporation to redeem or repurchase 250,000 shares of the Corporation's common stock from specific shareholders or in the open market.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number                      Description

99                                  Press Release dated September 30, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     MID PENN BANCORP, INC.




Date: September 30, 2005                             By:  /s/ Alan Dakey
                                                     Title: President and Chief
                                                            Executive Officer